                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                     LINCOLN NATIONAL LIFE INSURANCE COMPANY
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                 P.O. BOX 1110
                           1300 South Clinton Street
                           Fort Wayne, Indiana 46801
--------------------------------------------------------------------------------
                                 June 9, 1999

Dear Contract Owner:

The purpose of this letter is to advise you that you are entitled to provide The Lincoln National Life Insurance Company ("we" or "us") with instructions on how to vote shares of the Lincoln National Aggressive Growth Fund (the Fund) that we hold under your contract. We hold shares of the Fund in one or more of our segregated investment accounts in connection with your ownership, or participation in, an individual or group variable annuity contract or an individual variable life insurance policy. (For convenience, we refer to both owners and participants entitled to provide instructions as Contract Owners). The Fund is seeking approval for certain actions it wishes to take at its Annual Meeting, and as a Contract Owner, you can instruct us on how to vote shares of the Fund attributable to you under your contract or policy.

The Annual Meeting of the Stockholders of the Fund will be held at the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802, on August 2, 1999 at 1:30 p.m. local time. The attached "Statement Regarding the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc." describes in detail the proposed actions for this Annual Meeting.

Each Contract Owner who had purchase payments under a Contract allocated to the Fund on June 7, 1999, is receiving by mail a Statement Regarding the Annual Meeting of the Stockholders of the Fund. Each person entitled to receive this Statement is invited to attend the meeting in person and give instructions instead of submitting an instruction card.

As you will see from the Statement, there are several issues for which we need your instructions. For that reason, if you do not expect to attend the meeting, I urge you to fill in, sign, date, and return the enclosed instruction card. Please use the self-addressed, postage-paid envelope provided. The number of shares of the Fund attributable to you will be voted in accordance with the directions you give on the instruction card provided. If you have any questions, you may call the toll-free number listed on your proxy card. For your convenience, you may also vote by telephone by calling 1-800-597-7836 or electronically through the internet at http://LincolnAG.proxyvoting.com.


LINCOLN NATIONAL LIFE INSURANCE COMPANY



/s/ Kelly D. Clevenger
----------------------
Kelly D. Clevenger
Vice President

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                        120 Madison Street, Suite 1700
                           Syracuse, New York 13202
--------------------------------------------------------------------------------
                                 June 9, 1999

Dear Contract Owner:

The purpose of this letter is to advise you that you are entitled to provide Lincoln Life & Annuity Company of New York ("we" or "us") with instructions on how to vote shares of the Lincoln National Aggressive Growth Fund (the Fund) that we hold under your contract. We hold shares of the Fund in our segregated investment account in connection with your ownership or participation in a group variable annuity contract. (For convenience, we refer to both owners and participants entitled to provide instructions as Contract Owners). The Fund is seeking approval for certain actions it wishes to take at its Annual Meeting, and as a Contract Owner, you can instruct us on how to vote shares of the Fund attributable to you under your contract.

The Annual Meeting of the Stockholders of the Fund will be held at the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana 46802, on August 2, 1999 at 1:30 p.m. local time. The attached "Statement Regarding the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc." describes in detail the proposed actions for this Annual Meeting.

Each Contract Owner who had purchase payments under a Contract allocated to the Fund on June 7, 1999, is receiving by mail a Statement Regarding the Annual Meeting of the Stockholders of the Fund. Each person entitled to receive this Statement is invited to attend the meeting in person and give instructions instead of submitting an instruction card.

As you will see from the Statement, there are several issues for which we need your instructions. For that reason, if you do not expect to attend the meeting, I urge you to fill in, sign, date, and return the enclosed instruction card. Please use the self-addressed, postage-paid envelope provided. The number of shares of the Fund attributable to you will be voted in accordance with the directions you give on the instruction card provided. If you have questions, you may call the toll-free number listed on your proxy card. For your convenience, you may also vote by telephone by calling 1-800-597-7836 or electronically through the internet at http://LincolnAG.proxyvoting.com.




LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK [GRAPHIC OMITTED]


/s/ Phillip L. Holstein
-----------------------
Phillip L. Holstein
President

       THE LINCOLN NATIONAL                      LINCOLN LIFE & ANNUITY
      LIFE INSURANCE COMPANY                       COMPANY OF NEW YORK
          P.O. BOX 1110                       120 Madison Street, Suite 1700
    1300 South Clinton Street                    Syracuse, New York 13202
    Fort Wayne, Indiana 46801

          ----------------------------------------------------------

                 STATEMENT REGARDING THE ANNUAL MEETING OF THE
                                STOCKHOLDERS OF
                 LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

                                 June 9, 1999

This statement is submitted in connection with the solicitation by The Lincoln National Life Insurance Company (Lincoln Life) and its affiliate, Lincoln Life & Annuity Company of New York (LLANY) of instructions for voting at the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., (the "Fund"). This Proxy Statement and the accompanying instruction card will be mailed to Contract Owners on or about June 21, 1999.

Lincoln Life, and its affiliate, LLANY (collectively, Lincoln) are soliciting these instructions from owners of, or participants in, individual or group variable annuity contracts and owners of individual variable life insurance policies. (For convenience, we refer to both owners and participants entitled to provide instructions as Contract Owners.) Contract Owners holding or participating in the following contracts or policies are entitled to provide instructions with respect to the Fund shares attributable to each Contract
Owner:

o individual variable annuity contracts funded through Lincoln National Variable Annuity Account C ("Account C");

o individual flexible premium variable life insurance policies funded through Lincoln Life Flexible Premium Variable Life Account K
  ("Account K");

o group variable annuity contracts funded through Lincoln National Variable Annuity Account L ("Account L");

o group variable annuity contracts funded through Lincoln Life Variable Annuity Account Q ("Account Q");

o group variable annuity contracts funded through Lincoln Life & Annuity Variable Annuity Account L ("LLANY Account L"); and

o group variable annuity contracts funded through The Lincoln National Life Insurance Company Separate Account No. 53.

(For convenience, we refer to all of these accounts collectively as Accounts.)

The Annual Meeting of the Stockholders for this Fund will be held at the office of the Fund at 1300 South Clinton Street, Fort Wayne, Indiana, on August 2, 1999, at 1:30 p.m., local time. The purpose of the Annual Meeting is to consider and act on the following proposals:

o To elect the Board of Directors of the Fund.

o To approve or reject the investment sub-advisory agreement between Lincoln Investment Management, Inc. ("LIM") and Putnam Investment Management, Inc. ("Putnam"), pursuant to which Putnam has replaced Lynch & Mayer, Inc. as subadvisor to the Fund.

o To approve or reject the engagement of Ernst & Young, LLP as the independent auditors of the Fund.

o To transact any other business which may properly come before the Annual Meeting.

In addition to the solicitation of instruction cards by mail, officers and employees of the Fund, without additional compensation, may solicit instruction cards in person, by telephone, and electronically, including through the internet. The cost associated with such solicitation and the Annual Meeting will be borne by the Fund.

Adoption of each Proposal in this statement requires the approval of a majority of the Fund's outstanding voting securities. Under the Investment Company Act of 1940, a "majority of the Fund's outstanding voting securities" is defined as the lesser of (i) 67% of the outstanding voting securities represented at a meeting at which more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund's outstanding voting securities.

If you would like a copy of the Fund's 1998 Annual Report, call us at 1-800-4LINCOLN, or write to us at P.O. Box 2340, Fort Wayne, Indiana 46801 and we will mail you one free of charge.

The principal office address of the Fund is 1300 South Clinton Street, Fort Wayne, Indiana 46802. The Investment Adviser is LIM, located at 200 East Berry Street, Fort Wayne, Indiana 46802. The Administrator (Accounting/Financial Reporting) is Delaware Management Holdings, Inc., located at 2005 Market Street, Philadelphia, Pennsylvania 19203.

                  SECURITIES OWNERSHIP AND VOTING PROCEDURES

At the Annual Meeting of the Stockholders, Lincoln will vote the Fund's shares held in the Accounts, as applicable, in accordance with the instructions received from Contract Owners whose purchase payments, as of the Record Date of June 7, 1999, were invested in the Fund by the Accounts.

For all Accounts except Account K, the number of votes which a Contract Owner may cast when instructing Lincoln how to vote is determined by applying the Contract Owner's percentage interest in the Fund to the total number of votes attributable to that Fund. In determining the number of votes, fractional shares will be recognized.

The number of votes which an Account K Contract Owner may cast when instructing Lincoln Life how to vote is determined as one vote for each $100 of cash value.

Fund shares held for the Accounts as to which no timely instructions are received will be voted by Lincoln in proportion to the voting instructions which are received with respect to that Fund. If voting instructions are received in a timely manner but contain no voting directions, the votes will be cast FOR the proposals considered at the meeting. Instructions may also be given to Lincoln by personal attendance at the meeting. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the number of votes eligible to be cast by Accounts C, K, L, Q, 53 and LLANY Account L, as applicable.

A Contract Owner may revoke his instructions by filing with the Secretary of the Fund, prior to the meeting, either a duly executed instrument of revocation or a duly executed instruction form dated after the original instructions. In addition, an instruction form may be revoked by personal attendance at the meeting and changing the instructions given to Lincoln.

As of June 7, 1999, the Fund had the following number of shares entitling the applicable Account C, K, L, Q, 53 and LLANY Account L Contract Owners to instruct Lincoln on the manner in which to vote those shares at the Fund's
Meeting:

                      Total No.                          Total No.        Total No.
                      of Shares         Total No.        of Shares        of Shares
                     Entitled to        of Shares       Entitled to      Entitled to
    Total            be Voted by       Entitled to      be Voted by      be Voted by
    Number          Lincoln Life       be Voted by         LLANY       Lincoln Life for
  of Shares         for Accounts    Lincoln Life for     for LLANY      (Unregistered)
 Outstanding         C, L and Q         Account K        Account L        Account 53
-------------      --------------  ------------------  -------------  -----------------
22,798,026.680     22,043,686.249      549,014.246       14,887.092       190,439.093

Lincoln Life and LLANY are the stockholders of the Fund. No other person beneficially owns more than 5% of the Fund's outstanding shares, and no director or executive officer of the Fund owns any separate account units attributable to more than one-half of one percent of the assets of the Fund.


                           MATTERS TO BE ACTED UPON
                    PROPOSAL NO. 1.  ELECTION OF DIRECTORS

The Bylaws of the Fund provide that the Board of Directors of the Fund shall be elected annually unless the Board dispenses with the Annual Meeting. If the latter occurs, then the Directors continue in office until the next Annual or Special Meeting is held, at which time an election of Directors is held. The Board shall consist of no fewer than three (3) nor more than ten (10) persons, and currently a five-member Board is authorized. Presently, five persons are serving as Directors for the Fund.

All five persons now serving as Directors for the Fund are also nominees for election as Directors for the Fund. If elected, each nominee has agreed to serve. Since the Fund typically dispenses with Annual Meetings, Directors, once elected, remain in office unless they resign, are removed, or fail to win reelection at any subsequently scheduled meetings. THE BOARD RECOMMENDS THAT CONTRACT OWNERS, ON THE RECORD DATE, INSTRUCT LINCOLN TO VOTE FOR THE ELECTION OF THE FIVE NOMINEES LISTED BELOW:


 Name, Position(s) with Funds,                  Year First
      Principal Occupation         Age     Became Fund Director
                                   47             1994
*Kelly D. Clevenger
Chairman, President and
Director
  Vice President, Lincoln
  National Life Insurance
  Company, Fort Wayne, Indiana
  (Life Insurer)

   Name, Position(s) with Funds,                    Year First
        Principal Occupation           Age     Became Fund Director

John B. Borsch. Jr.                    65             1993
Director
  Retired; formerly Associate Vice
  President, Investments,
  Northwestern University,
  Evanston, Illinois (Educational
  Institution)
Nancy L. Frisby, CPA                   57             1993
Director
  Chief Financial
  Officer, Bascom Palmer
  Eye Institute, University of
  Miami School of Medicine
  Miami, Florida
  (Educational Institution)
*Barbara S. Kowalczyk                  48             1993
Director
  Senior Vice President
  and Director, Corporate
  Planning and Development,
  Lincoln National
  Corporation, Fort Wayne, Indiana
  (Insurance Holding Company)
  Director, Lincoln Life and
  Annuity Company of New York.
Kenneth G. Stella                      55             1998
Director
  President, Indiana Hospital and
  Health Association,
  Indianapolis, Indiana (Hospital)

----------------------
* Kelly D. Clevenger, currently Chairman and President of the Fund, is an "interested person of the Fund as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") by reason of his being Chairman and President of the Fund and an officer of the Fund's principal underwriter, Lincoln Life. Barbara S. Kowalczyk, Director of the Fund, is an "interested person" by reason of her being a Senior Vice President of Lincoln National Corporation.

The following information may assist you in your decision:

KELLY D. CLEVENGER. Mr. Clevenger, who became a Director in 1994, is a senior actuary with over two decades of experience in life insurance, annuities and investments with Lincoln Life. Currently he is Vice President of Lincoln National Life Insurance Company and in 1994 became

President of the Fund and continues to serve in that capacity. His responsibilities with Lincoln Life have included, among other things, development and design of life insurance, variable annuity and reinsurance products. Mr. Clevenger holds both a Bachelor of Science Degree and a Masters in Actuarial Science from the University of Michigan. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.


JOHN B. BORSCH, JR. Mr. Borsch has been a Director of the Fund since 1993. A career financial analyst, he managed the investment portfolio of Northwestern University, ultimately as its Associate Vice President-- Investments. Mr. Borsch holds both a Bachelor of Science Degree in Investment Management and an MBA in Finance from Northwestern University. Although retired from Northwestern, he remains active in investment circles as a Member of the Investment Analysts Society of Chicago, Inc.; the Association of Investment Management Research; and the Institute of Chartered Financial Analysts.


NANCY L. FRISBY. Since 1998 Ms. Frisby has served as the Chief Financial
Officer of the Bascom Palmer Eye Institute at the University of Miami School of Medicine in Miami, Florida. From 1974 to 1998, Ms. Frisby was a member of the staff of St. Joseph Medical Center in Fort Wayne, Indiana and served as its Vice President and Chief Financial Officer. Ms. Frisby holds a Bachelor of Science Degree in accounting from Indiana University/Purdue University of Fort Wayne, and an MBA in Finance from the University of Notre Dame. She is an Advanced Member of the Healthcare Financial Management Association, a member of the American Institute of Certified Public Accountants, and a former officer of the Fort Wayne Chapter of the Financial Executives Institute.


BARBARA S. KOWALCZYK. Ms. Kowalczyk, who became a Director in 1993, is an experienced investment executive. She joined Lincoln Investment Management, Inc. in 1977 as an Investment Analyst, and served in that organization until 1994, ultimately as Senior Vice President. Ms. Kowalczyk is currently Senior Vice President and Director of Lincoln National Corporation, in charge of strategic planning, mergers and acquisitions for Lincoln National Corporation. Ms. Kowalczyk holds both a Bachelor of Science Degree in Marketing and a Masters in Business Administration (Finance) from Indiana University. She is a Chartered Financial Analyst and a Member of the Investment Analysts Society of Chicago, Inc.


KENNETH G. STELLA. Mr. Stella is currently President of Indiana Hospital & Health Association, Indianapolis, Indiana, having served that institution since 1984. Among his responsibilities for the Association, he serves as the Chief Executive Officer and is responsible for implementation of all

Board of Director's policies and directives. He provides executive management and leadership of all Association programs and services. The Association comprises 157 hospitals and health organizations, and it provides advocacy, data, education, communication, and general legal information services to its members. Mr. Stella holds both a Bachelor of Science Degree and a Master's Degree in Health Administration from Indiana University. Among other affiliations, he is a Fellow of the American College of Healthcare Executives, a Member of the Board of Visitors of the Indiana University School of Nursing, a Member of the Board of Visitors of the Indiana University School of Public & Environmental Affairs and a Board Member of the First National Bank and Trust of Kokomo.

Ms. Kowalczyk, Ms. Frisby, and Messrs. Borsch, Clevenger and Stella are also Members of the Board of Managers of Lincoln National Variable Annuity Fund A, an investment company which is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and is a separate account of Lincoln Life. They each also serve as directors for each of the other ten
(10) Funds in the Lincoln National Multi-Fund(R) complex.

As interested persons who serve as Directors of the Fund and are salaried officers of Lincoln Life and of Lincoln National Corporation, respectively, Mr. Clevenger and Ms. Kowalczyk receive no additional remuneration for their services to the Fund. The Fund pays the compensation and expenses of Directors who are not "interested persons" of the Fund.
Cash Remuneration--Directors' Fees From the Fund

                      Compensation of Outside Directors(1)
                               (Fiscal Year 1998)

   Name of          Aggregate Compensation(2)         Total Compensation(3)
   Person                from the Fund                  from Fund Complex
------------       -------------------------          ---------------------
Mr. Borsch                   $1,400                       $15,400
Ms. Frisby                    1,400                        15,400
Mr. Stella                    1,400                        15,400

-----------
1 Mr. Clevenger and Ms. Kowalczyk, inside directors, received no compensation from the Fund.
2 The fund paid outside directors $350 per meeting. During 1998 the Fund held four meetings.
3 Each of the 11 Funds in the complex paid outside directors $350 per meeting.
  During 1998, each Fund held four meetings.

The fund has an Audit Committee that recommends to the Board of Directors the hiring of the Fund's independent auditors and reviews the independent auditor's reports. During 1998 the Audit Committee, composed of Ms. Frisby and Messrs. Borsch and Stella, met once. None of the members of the Audit Committees is an "interested person" as defined in Section 2(a)(19) of the 1940 Act. The Fund has no nominating or compensation committees.

                                PROPOSAL NO. 2
TO APPROVE OR REJECT THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN LIM AND
       PUTNAM INVESTMENT MANAGEMENT, INC. ("PUTNAM"), PURSUANT TO WHICH PUTNAM HAS REPLACED LYNCH & MAYER, INC. AS SUB-ADVISOR TO THE FUND.


At its April 12, 1999 Special Board Meeting, the Board approved, and voted to recommend that the stockholders of the Fund approve a sub-advisory agreement between Putnam Investment Management, Inc., the proposed new sub-advisor for the Fund, and the Fund's Investment Adviser, Lincoln Investment Management, Inc. ("LIM"). The terms of the proposed sub-advisory agreement are substantially similar to the terms of the Fund's current sub-advisory agreement, except that the sub-advisory fees are somewhat higher. Because sub-advisory fees are paid by LIM, the increase in the sub-advisory fees payable to Putnam will not increase the level of any fees the Fund or Contract Owners currently pay.

The text of the executed agreement with Putnam is set forth in Exhibit A, attached hereto. Approval by a majority of the Fund's Contract Owners, as that term is defined herein, is required to approve the agreement.

Since the Fund began operations in 1994, its investment program had been managed by Lynch & Mayer, Inc., through its U.S. headquarters in New York City. Under the terms of the sub-advisory agreement between Lynch & Mayer and LIM, although Lynch & Mayer managed the Fund's investment program, LIM retained the ultimate responsibility for providing a continuous investment program and other services to the Fund.

As Investment Advisor to the Fund, LIM assesses the performance of all sub-advisers hired by, and providing services to, LIM, and makes recommendations regarding whether any sub-advisers should be replaced, and if so, by whom. Consistent with its obligations to the Fund, LIM monitored Lynch & Mayer's activities and analyzed its performance, investment philosophy, processes and personnel. Based on these criteria, Fund Management, in consultation with LIM, recommended to the Board of Directors at the April 12 Special Meeting that Lynch & Mayer be replaced. Among other factors considered, Fund Management, in consultation with LIM, specifically referred to Lynch & Mayer's performance, which was considerably lower than that of others in its peer group, and which, on a comparative basis, exposed the Fund to greater risk.

Data produced by Morningstar analyzed the investment performance of more than 350 mid-cap growth funds serving as investment options for variable insurance products. According to Morningstar, for the period during which Lynch & Mayer served as subadvisor to the Fund, the Fund's investment performance (as measured by net annual returns) ranked in the lowest quarter for the one-, three- and five-year periods ending December 31, 1998.

Fund Management, in consultation with LIM, also noted that some management staff and several investment professionals had resigned from Lynch & Mayer over the last year, including the President and two Portfolio Managers who were responsible for the Fund. These resignations had raised questions about the continuing ability of Lynch & Mayer to manage the assets of the Fund.

Fund Management, in consultation with LIM, also provided a list of recommended replacements for Lynch & Mayer, again based on the same criteria cited above. Among those recommended was Putnam Investment Management, Inc. ("Putnam"). Among other things, Fund Management, in consultation with LIM, determined that, all factors considered, Putnam provided a more consistent investment performance than Lynch & Mayer, while exposing the Fund to less risk. Specifically, Fund Management, in consultation with LIM, found that while over the past few years Putnam and Lynch & Mayer performed about the same in rising markets, Putnam performed significantly better in declining markets.


Based on the Morningstar data for publicly available mutual funds, out of 383 mid-cap growth mutual funds (i.e., funds that do not serve as investment options for variable insurance products but have investment objectives similar to that of the Lincoln National Aggressive Growth Fund), Putnam's investment performance for the mid-cap growth mutual fund it advises (as measured by annual returns) ranked in the top quarter in the 3 and 5-year periods ending December 31, 1998, and ranked in the top half of funds for the one-year period ending December 31, 1998.


After consultation with the Board and with LIM, Fund Management decided to approach Putnam to act as sub-adviser, in lieu of Lynch & Mayer. Because of the personnel changes at Lynch & Mayer described above, Fund Management, in consultation with LIM, requested that the Board terminate Lynch & Mayer as sub-advisor effective on the close of business on April 30, 1999, and replace Lynch & Mayer with Putnam Investment Management, Inc. effective May 1, 1999, subject to Fund stockholder approval of a new sub-advisory agreement between LIM and

Putnam, with Putnam serving as sub-advisor under substantially the same terms as the existing sub-advisory agreement with Lynch & Mayer. Putnam agreed to do so, pending Fund stockholder approval, and also accepted the terms of the sub-advisory agreement.

The only material difference between the agreement with Putnam and the agreement with Lynch & Mayer is the fee schedule. Pursuant to the agreement with Lynch & Mayer, LIM was obligated to pay Lynch & Mayer a monthly fee at the annual rate of .50 of 1% of the average daily net asset value of the Fund up to $150 million and .35 of 1% of any excess over $150 million. During 1998, LIM paid a total of $1,419,637 for the services Lynch & Mayer provided. Under the agreement with Putnam, if Contract Owners approve, LIM is obligated to pay Putnam a monthly fee at the annual rate of .50 of 1% of the average daily net asset value of the Fund, up to $250 million and .45 of 1% of any excess over $250 million. Had this agreement been in place during 1998, LIM would have paid Putnam a total of $1,660,961, an increase of 17% over what it paid Lynch & Mayer. As stated earlier, this arrangement does not increase fees to the Contract Owner, only to LIM.

Because the new manager frequently seeks to "reposition" the portfolio based on its own investment style, it is not unusual to have a significant amount of portfolio turnover for a fund when the new manager replaces the current one. Putnam has estimated that in its first year as sub-advisor it would replace about 80% of the securities held by the Fund. This restructuring may negatively impact performance of the Fund by 0.40% due to the commission and taxes paid on the transactions as well as the difference in the ask and bid prices of the individual securities sold and bought. The 0.40% is an estimate only, and is a one-time cost associated with the management change.

There are no other funds with substantially similar investment objectives as the Lincoln National Aggressive Growth Fund for which Putnam acts as sub-advisor.

Putnam does act as sub-advisor for the Lincoln National Global Asset Allocation Fund, Inc. The net assets of this fund as of December 31, 1998 are $490,153,886 and the sub-advisory fee paid to Putnam is 0.47% of the first $200 million of average net assets, 0.42% of the next $200 million and 0.40% of any excess over 400 million.

Putnam is a subsidiary of Putnam Investment, Inc., a majority-owned subsidiary of Marsh & McClennan Companies, Inc. located at 1166 Avenue of the Americas, New York, New York 10036. Putnam, registered as an investment adviser under the Investment Advisors Act of 1940, is headquartered in Boston, Massachusetts. As of December 31, 1998, it had

$294 billion of assets under management. The following is a list of Putnam's Officers and Directors.



     Putnam Investment
 Management Company, Inc.               Officers/Directors
-------------------------------------------------------------------
George Putnam               Chairman
Lawrence J. Lasser          President, Chief Executive Officer,
                              and Director
Gordon H. Silver            Director
Tim Ferguson                Director
Robert W. Burke             Director
Robert F. Lucey             Director
A.J.C. Smith                Director
Irene M. Estevez            Director
Steven Spiegel              Director
Tony Santosus               Senior Vice President, Portfolio Manager
Margery Parker              Senior Vice President, Portfolio Manager
Dana Clark                  Vice President, Portfolio Manager

The Board met on April 12, 1999, to evaluate and consider the proposed sub-advisory agreement between LIM and Putnam. The Board considered principally the following factors in reaching it decision: (a) Fund Management's and LIM's analysis and recommendation, including Putnam's recent investment performance, both in absolute terms and as compared to that of Lynch & Mayer's; (b) the personnel changes at Lynch and Mayer; and (c) the nature, extent and quality of the services to be provided by Putnam. Based on these factors, the Board (including a majority of the independent Directors who are not "interested persons" of the Fund) approved a new sub-advisory agreement between Putnam and LIM on behalf of the Fund.

If the sub-advisory agreement with Putnam is approved by Contract Owners, the new fee schedule will become effective upon approval. Should Fund shareholders vote to disapprove this Proposal No. 2, the Board will consider such further action as may be in the best interest of Fund shareholders.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE CONTRACT OWNERS OF THE FUND GIVE INSTRUCTIONS TO APPROVE THE SUB-ADVISORY AGREEMENT BETWEEN LIM AND PUTNAM, PURSUANT TO WHICH PUTNAM HAS REPLACED LYNCH & MAYER, AS SUB-ADVISOR TO THE FUND.

                                PROPOSAL NO. 3
                     APPROVAL OF ENGAGEMENT OF INDEPENDENT
                         AUDITORS FOR FISCAL YEAR 1999

On February 9, 1999, the Board of Directors of the Fund selected Ernst & Young LLP to act as independent auditors for the Fund for the 1999 fiscal year. Unless instructed to the contrary, Lincoln intends to vote the Fund's shares held in the Accounts in favor of the ratification of the engagement of Ernst & Young LLP as independent auditors for the Fund.

All services performed by Ernst & Young LLP are considered to be audit services and include: examination of annual financial statements; review and consultation connected with filings of annual reports to Contract Owners and with the Securities and Exchange Commission; and consultation about financial accounting and reporting matters. The selection of Ernst & Young LLP as independent auditors for the Fund constituted approval by the Board of Directors of each of the foregoing audit services, and the Board of Directors believes they have no effect on audit independence.

There will not be an Ernst & Young LLP representative at the meeting.

Stockholder approval of the selection of Ernst & Young LLP as the Fund's independent auditors was last obtained in April, 1998.

Ernst & Young LLP is also the independent auditor for Lincoln. The firm has no direct or indirect financial interest in the Fund or in Lincoln, nor any connection with the Fund or Lincoln in the capacity of promoter, underwriter, voting trustee, director, officer, or employee.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE CONTRACT OWNERS OF THE FUND GIVE INSTRUCTIONS TO APPROVE ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE 1999 FISCAL YEAR.


                                 OTHER BUSINESS

     To the knowledge of the Board of Directors for the Fund, there is no other business to be brought before the Annual Meeting of the Stockholders of the Fund. However, if other matters do properly come before the meeting, it is the intention of Lincoln to vote the Fund's Account C, K, L, Q, 53 and LLANY Account L shares in accordance with the judgment of the Board of Directors on such matters.

                        EXECUTIVE OFFICERS OF THE FUND



            Name, Position(s)                       Year First
               with Fund,                              Held
          Principal Occupation              Age     Position**
--------------------------------------------------------------
*Kelly D. Clevenger                        47      1994
Chairman, President and Director
  Vice President,
  The Lincoln National Life Insurance
  Company, Fort Wayne, Indiana
  (Life Insurer-Parent of Registrant)
*Janet C. Chrzan                           50      1995
Vice President and Treasurer
  Vice President and Treasurer,
  The Lincoln National Life Insurance
  Company
*Eric C. Jones                             38      1997
Chief Accounting Officer,
  Assistant Vice President and Director
  The Lincoln National Life Insurance
  Company
*Cynthia A. Rose                           45      1995
 Secretary
  Assistant Vice President,
  The Lincoln National Life Insurance
  Company

*All of the executive officers of the Fund are "interested persons" of the Fund, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, by reason of their being officers of the Fund and/or the Fund's principal underwriter.


            **DATE ON WHICH INDIVIDUALS BECAME OFFICERS OF THE FUND



    Mr.                  Ms.                   Ms.                    Mr.
 Clevenger              Rose                 Chrzan                 Jones
   1994                 1995                  1995                   1997

As officers of Lincoln Life or an affiliate, the executive officers receive no additional remuneration for their services rendered to the Fund. The executive officers are elected by the Board of Directors to serve until their respective successors are chosen.

                        INVESTMENT MANAGEMENT SERVICES


The Fund's Investment Advisor is Lincoln Investment Management, Inc. (LIM), a wholly-owned subsidiary of Lincoln National Corporation. The address for both companies is 200 E. Berry Street, Fort Wayne, Indiana 46802.

The investment management services are rendered pursuant to an Advisory Agreement (the "Agreement").

In its role as Investment Advisor to the Fund, LIM provides investment management services to the Fund, and continuously provides the Board of Directors of the Fund with investment programs for their approval or rejection. Upon approval of such investment programs by the Board of Directors, LIM executes the programs by placing orders for the purchase or sale of assets of the Fund.

Continuation of the Agreement was last approved for the Aggressive Growth Fund on August 4, 1998 by a vote of the Fund's Board of Directors, including a vote of a majority of Directors who are not parties to the Agreement, or "interested persons" (as defined in the Investment Company Act of 1940) of any such party. The Agreement:

 (a) Shall continue in effect from year to year only so long as such continuance is specifically approved at least annually (1) by the Board of Directors, or (2) by the affirmative vote of the majority of the votes which may be cast by all Contract Owners. In addition, the terms of the agreement and any renewal thereof must be approved by a vote of a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

 (b) Shall immediately terminate in the event of its assignment. In addition, it may be terminated by the Fund at any time, on not less than 60 days' written notice to Lincoln Life without payment of any penalty, by a vote of the majority of all the Directors, or by Contract Owners casting a majority of the votes which may be cast by all Contract
     Owners for the Fund.

 (c) May be terminated by LIM at any time, with 90 days' notice to the Fund.

For the Aggressive Growth Fund, LIM has executed a sub-advisory agreement between LIM and Putnam. This agreement is subject to approval by Contract Owners at this meeting.

Under this sub-advisory agreement, the sub-advisor agrees to perform some or substantially all of the investment management services required to be performed by LIM. Under the Agreement, LIM remains primarily responsible for providing a continuous investment program for the Fund, and any costs associated with the sub-adviser's services will be reimbursed by LIM under the terms of the sub-advisory agreement.


                 DIRECTORS AND PRINCIPAL EXECUTIVE OFFICER OF
                      Lincoln Investment Management, Inc.



DIRECTORS' NAMES               PRINCIPAL OCCUPATION
-------------------------------------------------------
David A. Berry*                Senior Vice President
                               (LIM)
Steven R. Brody*               Vice President
                               (LIM)
J. Michael Keefer*             Vice President,
                               General Counsel and
                               Assistant Secretary
                               (LIM)
H. Thomas McMeekin             President
One Commerce Square            (LIM)
2005 Market St., 39th Floor
Philadelphia, PA 19103

PRINCIPAL EXECUTIVE OFFICER
----------------------------
H. Thomas McMeekin             President
                               (LIM)

*The address of each of the above is: 200 East Berry Street, Fort Wayne, Indiana 46802


Under a contract dated August 15, 1996, Delaware Management Holdings, Inc. (Delaware Management), and Delaware Service Company, Inc. (Delaware Service), located at 2005 Market Street, Philadelphia, Pennsylvania 19203, began performing substantially all of the accounting and financial reporting functions of the Fund. Delaware Management, Delaware Service, the Fund and Lincoln are all under the common control of Lincoln National Corporation, the ultimate parent. For fiscal year 1998, fees payable for these services were $154,753 for the Fund. These services will continue to be provided after approval of the new sub-advisory agreement for the Fund.

                            CONTRACT OWNER PROPOSALS

In accordance with applicable laws and the Bylaws of the Fund, the Fund dispensed with the Annual Meeting of the Stockholder for 1998.

Under authority granted the Directors by the Bylaws of the Fund, and pursuant to applicable law, Special Meetings are called as required.

Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the Annual Meeting is not held may require that a Special Meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Fund. More detailed information on these procedures may be obtained from Fund Management.

THE LINCOLN NATIONAL LIFE                LINCOLN LIFE & ANNUITY
 INSURANCE COMPANY                        COMPANY OF NEW YORK


/s/ Kelly D. Clevenger                   /s/ Philip L. Holstein
-----------------------------------      --------------------------------------
Kelly D. Clevenger                       Philip L. Holstein
Vice President                           President

                                   Exhibit A

                            SUB-ADVISORY AGREEMENT

     Sub-Advisory Agreement executed as of May 1, 1999, between LINCOLN INVESTMENT MANAGEMENT, INC., an Illinois corporation (the "Adviser"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Massachusetts corporation (the "Sub-Adviser").

Witnesseth:

That in consideration of the mutual covenants herein contained, it is agreed as follows:


1. SERVICES TO BE RENDERED BY SUB-ADVISER TO THE FUND.

         (a) Subject always to the control of the Directors of Lincoln National Aggressive Growth Fund, Inc. (the "Fund"), a Maryland corporation, which is an eligible investment fund for certain variable annuity and variable life insurance contracts issued by Lincoln National Life Insurance Company (the "Variable Contracts"), the Sub-Adviser, at its expense, will furnish continuously an investment program for the Fund which shall at all times meet the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the organizational documents and Bylaws of the Fund and the stated investment objective, policies and restrictions of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund, and to comply with other policies which the Directors or the Adviser, as the case may be, may from time to time determine. The Sub-Adviser shall make its officers and employees available to the Adviser from time to time at such reasonable times as the parties may agree to review investment policies of the Fund and to consult with the Adviser regarding the investment affairs of the Fund.

         (b) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding determination of net asset value per share, portfolio accounting and shareholder accounting services). As a particular service to be rendered by Sub-Adviser, but not by way of limitation, Sub-Adviser shall vote proxies relating to the Fund's portfolio securities.

         (c) In the selection of brokers, dealers or futures commission merchants and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Sub-Adviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker, dealer, or futures commission merchant involved; and the quality of service rendered by the broker, dealer or futures commission merchant in other transactions. Subject to such policies as the Directors of the Fund may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker, dealer or futures commission merchant that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker, dealer or futures commission merchant would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, dealer or futures commission merchant, viewed in terms of either that particular transaction or the Sub-Adviser's over-all responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

         (d) The Sub-Adviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this
     Section 1 other than as provided in Section 3.

2. OTHER AGREEMENTS, ETC.

         (a) It is understood that any of the shareholders, Directors, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser; and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Fund or the Variable Contracts, or any other investment vehicle for which the Fund is an eligible investment fund.

         (b) The Adviser agrees that if any additional funds are created by the Variable Contracts for which the Adviser undertakes to act as investment adviser, it will discuss with the Sub-Adviser obtaining investment advisory services from the Sub-Adviser for any such additional fund before seeking such services from any other investment adviser not affiliated with the Adviser.


3. COMPENSATION TO BE PAID BY THE ADVISER TO THE SUB-ADVISER.

     Until shareholder approval of this Agreement, the Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid at the annual rate of 0.50 of 1% of the first $150 million of average daily net assets of the Fund, and 0.35 of 1% of any excess over $150 million.

     Upon shareholder approval of this Agreement, the Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid at the annual rate of 0.50 of 1% of the first $250 million of average daily net assets of the Fund, and 0.45 of 1% of any excess over $250 million.

     Such fee shall be paid by the Adviser, and not by the Fund, and without regard to any reduction in the fees paid by the Fund to the Adviser under its management contract as a result of any statutory or regulatory limitation on investment company expenses or voluntary fee reduction assumed by the Adviser. Such fee to the Sub-Adviser shall be payable for each month within 10 business days after the end of such month.

     If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4. ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

     This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the investment advisory contract between the Adviser and the Fund shall have terminated for any reason; and this Agreement shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not interested persons of the Fund or of the Adviser or of the Sub-Adviser.


5. EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

     This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

         (a) The Fund may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Sub-Adviser; or

         (b) If (i) the Directors of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund and
     (ii) a majority of the Directors who are not interested persons of the Fund or of the Adviser or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; or

         (c) The Adviser may at any time terminate this Agreement by not less than ninety days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser, and the Sub-Adviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser.

     Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Directors, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.


6. CERTAIN INFORMATION.

     The Sub-Adviser shall promptly notify the Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement, (b) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, (c) the Sub-Adviser shall cease to be a direct or indirect subsidiary of Marsh & McLennan Companies, Inc. and (d) the President of the Sub-Adviser or any portfolio manager of the Fund shall have changed.


7. CERTAIN DEFINITIONS.

     For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

     For the purposes of this Agreement, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.


8. NONLIABILITY OF SUB-ADVISER.

         (a) In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

         (b) Failure by the Sub-Adviser to assure that the investment program for the Fund meets the diversification requirements of Section 817(h) of the Code, as required by Article 1(a) of this Agreement, shall constitute gross negligence per se under sub-paragraph 8(a) just above.

9. Sub-Adviser agrees to indemnify the Adviser, the Variable Contracts and the Depositor of the Variable Contracts for, and hold them harmless against, any and all losses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Sub-Adviser) or litigation (including legal and other expenses) to which the Adviser, the Variable Contracts or the Depositor of the Variable Contracts may become subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of any failure by the Sub-Adviser, whether unintentional or in good faith or otherwise, to adequately diversify the investment program of the Fund pursuant to the requirements of Section 817(h) of the Code, and the regulations issued thereunder (including, but not by way of limitation, Reg. Sec. 1.817-5, March 2, 1989, 54 F.R. 8730, 51 F.R. 32633), relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, provided that the Sub-Adviser shall have been given prompt written notice concerning any matter for which indemnification is otherwise afforded hereunder.


10. RIGHT TO AUDIT.

     The Sub-Adviser shall permit employees or legal representatives of the Lincoln Entities (including independent auditors), or any of them, at their discretion, to audit the books and records (including, but not by way of limitation, electronic data processing E-mail, on-line data and any data on storage) of Sub-Adviser which relate to transactions which are the subject of this Agreement. Any audit will be conducted during normal business hours of the Sub-Adviser and on the Sub-Adviser's premises, with reasonable prior notice to Sub-Adviser. Sub-Adviser agrees to provide to the Lincoln Entities, without charge, reasonable access to its facilities and personnel during the conduct of an audit. Sub-Adviser may charge a reasonable fee for photocopying and other out-of-pocket costs associated with an audit conducted under this Paragraph.


11. MARKETING MATERIALS.

     The Fund shall furnish to the Sub-Adviser, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Sub-Adviser or any of its affiliates is named. No such material shall be used except with prior written permission of the Sub-Adviser or its delegate. The Sub-Adviser agrees to respond to any request for approval on a prompt and timely basis. Failure by the Sub-Adviser to respond within ten calendar days to the Fund shall relieve the Fund of the obligation to obtain the prior written permission of the Sub-Adviser.

     The Sub-Adviser shall furnish to the Fund, prior to its use, each piece of advertising, supplemental sales literature or other promotional material in which the Fund, the Adviser or any of the Adviser's affiliates is named. No such material shall be used except with prior written permission of the Fund or its delegate. The Fund agrees to respond to any request for approval on a prompt and timely basis. Failure by the Fund to respond within ten calendar days to the Sub-Adviser shall relieve the Sub-Adviser of the obligation to obtain the prior written permission of the Fund.

     For purposes of this paragraph 11, the term "advertising, supplemental sales material or other promotional material" shall not include any form of client, adviser or fund company listing prepared by or on behalf of either party as long as that listing contains only the name of the applicable party to this Agreement (and/or its affiliates) and does not contain any other factual, historical, editorial or predictive material.

     IN WITNESS WHEREOF, LINCOLN INVESTMENT MANAGEMENT, INC. and PUTNAM INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                          LINCOLN INVESTMENT
                                          MANAGEMENT, INC.


                                          /s/ David A. Berry
                                          -------------------------------------

                                          Name: David A. Berry
                                          Title: Vice President


                                          PUTNAM INVESTMENT MANAGEMENT, INC.


                                          /s/ Thomas M. Turpin
                                          -------------------------------------

                                          Name: Thomas M. Turpin
                                          Title: Managing Director




Accepted and agreed to
as of the day and year
first above written:


LINCOLN NATIONAL AGGRESSIVE
GROWTH FUND, INC.


/s/ Kelly D. Clevenger
----------------------------------
Name: Kelly D. Clevenger
Title: President

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's flexible premium variable life insurance policy which I own, at the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., to be held on August 2, 1999 or any adjournment thereof.


                         VOTE VIA THE INTERNET: http://Lincolnag.proxyvoting.com VOTE BY TELEPHONE: 1-800-597-7836
                         CONTROL NUMBER: 999 9999 9999 999



                                        I acknowledge receipt of the Notice of
                                        the Annual Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        June 9, 1999


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)


                                                                          , 1999
                                        ----------------------------------------
                                        Date                                  >K


                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY JULY 30, 1999, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: | If you have any questions, please contact Lincoln Life toll free at 1-800-4LINCOLN (1-800-454-6265).


                                               FOR     WITHHOLD    FOR ALL
                                               ALL       ALL       EXCEPT
                                                               (As marked below)

1. Election of Directors:
    John B. Borsch, Kelly D. Clevenger,        / /       / /        / /
    Nancy L. Frisby, Barbara S. Kowalczyk,
    Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

    ------------------------------------------------------------------------

                                                         FOR   WITHHOLD  ABSTAIN
                                                         ALL               ALL

2. To approve or reject a sub-advisory agreement with    / /     / /       / /
   Putnam Investment Management, Inc., under the terms described in the Proxy Statement, pursuant to which Putnam has replaced Lynch & Mayer, Inc.

3. To approve or reject the engagement of                / /     / /       / /
   Ernst & Young LLP as independent auditors for the Fund as explained in the proxy statement.

4. To transact such other business as may properly come before the meeting.
                                                                              >K

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., to be held on August 2, 1999 or any adjournment thereof.

                         VOTE VIA THE INTERNET: http://Lincolnag.proxyvoting.com VOTE BY TELEPHONE: 1-800-597-7836
                         CONTROL NUMBER: 999 9999 9999 999



                                        I acknowledge receipt of the Notice of
                                        the Annual Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        June 9, 1999


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)


                                                                          , 1999
                                        ----------------------------------------
                                        Date                                  >C


                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY JULY 30, 1999, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: | If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.



                                               FOR     WITHHOLD    FOR ALL
                                               ALL       ALL       EXCEPT
                                                               (As marked below)

1. Election of Directors:
    John B. Borsch, Kelly D. Clevenger,        / /       / /        / /
    Nancy L. Frisby, Barbara S. Kowalczyk,
    Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

    ------------------------------------------------------------------------


                                                         FOR   WITHHOLD  ABSTAIN
                                                         ALL               ALL


2. To approve or reject a sub-advisory agreement with    / /     / /       / /
   Putnam Investment Management, Inc., under the terms described in the Proxy Statement, pursuant to which Putnam has replaced Lynch & Mayer, Inc. as sub-advisor to the Fund.

3. To approve or reject the engagement of                / /     / /       / /
   Ernst & Young LLP as independent auditors for the Fund as explained in the proxy statement.

4. To transact such other business as may properly come before the meeting.


                                                                              >C

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., to be held on August 2, 1999 or any adjournment thereof.

                         VOTE VIA THE INTERNET: http://Lincolnag.proxyvoting.com VOTE BY TELEPHONE: 1-800-597-7836
                         CONTROL NUMBER: 999 9999 9999 999




                                        I acknowledge receipt of the Notice of
                                        the Annual Meeting of the Stockholders
                                        and accompanying Proxy Statement dated
                                        June 9, 1999


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Signature (if held jointly)


                                                                          , 1999
                                        ----------------------------------------
                                        Date                                  >M


                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY JULY 30, 1999, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: | If you have any questions, please contact Lincoln Life toll free at 1-800-348-0441.


                                               FOR     WITHHOLD    FOR ALL
                                               ALL       ALL       EXCEPT
                                                               (As marked below)


1. Election of Directors:
    John B. Borsch, Kelly D. Clevenger,        / /       / /        / /
    Nancy L. Frisby, Barbara S. Kowalczyk,
    Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

    ------------------------------------------------------------------------



                                                         FOR   WITHHOLD  ABSTAIN
                                                         ALL               ALL

2. To approve or reject a sub-advisory agreement with    / /     / /       / /
   Putnam Investment Management, Inc., under the terms described in the Proxy Statement, pursuant to which Putnam has replaced Lynch & Mayer, Inc. as sub-advisor to the Fund.

3. To approve or reject the engagement of                / /     / /       / /
   Ernst & Young LLP as independent auditors for the Fund as explained in the proxy statement.

4. To transact such other business as may properly come before the meeting.



                                                                              >M

PROXY                                                                      PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")

I hereby direct the Company to cast, as designated below, all the votes attributable to the Company's variable annuity contract which I own, at the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., to be held on August 2, 1999 or any adjournment thereof.

            By submitting this electronic vote, I acknowledge receipt
                       of the Notice of the Annual Meeting
              of the Stockholders and accompanying Proxy Statement
                               dated June 9, 1999


Upon proper submittal of this form, the votes indicated below will be cast in the manner directed herein by the Contract Owner and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not submitted, or is submitted not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received from all other Contract Owners participating in the Fund. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK AND SUBMIT THIS PROXY INSTRUCTION CARD BY JULY 30, 1999. TO VOTE, CLICK ON THE APPROPRIATE BOX BELOW. If you have any questions, please contact the Internet Service Center at www.AnnuityNet.com.


                                               FOR     WITHHOLD    FOR ALL
                                               ALL       ALL       EXCEPT
                                                               (As marked below)


1. Election of Directors:
    John B. Borsch, Kelly D. Clevenger,        / /       / /        / /
    Nancy L. Frisby, Barbara S. Kowalczyk,
    Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

    ------------------------------------------------------------------------



                                                         FOR   WITHHOLD  ABSTAIN
                                                         ALL               ALL

2. To approve or reject a sub-advisory agreement with    / /      / /      / /
   Putnam Investment Management, Inc., under the terms described in the Proxy Statement, pursuant to which Putnam has replaced Lynch & Mayer, Inc. as sub-advisor to the Fund

3. To approve or reject the engagement of                / /      / /      / /
   Ernst & Young LLP as independent auditors for the Fund as explained in the proxy statement.

4. To transact such other business as may properly come before the meeting

PROXY                                                                     PROXY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                  LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., to be held on August 2, 1999 or any adjournment thereof.

                       VOTE VIA THE INTERNET: http://Lincolnag.proxyvoting.com VOTE BY TELEPHONE: 1-800-597-7836
                       CONTROL NUMBER:  999 9999 9999 999


                               I acknowledge receipt of the Notice of the
                               Annual Meeting of the Stockholders and
                               accompanying Proxy Statement dated June 9,
                               1999


                               -------------------------------------------
                               Signature


                               -------------------------------------------
                               Signature (if held jointly)


                               _____________________________________ , 1999
                               Date
                                                                            Q&53

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY JULY 30, 1999, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: | If you have any questions, please contact Lincoln Life toll free at 1-800-348-1212.


                                                FOR    WITHHOLD    FOR ALL
                                                ALL      ALL        EXCEPT
                                                               (As marked below)

1.  Election of Directors:
      John B. Borsch, Kelly D. Clevenger,      / /       / /         / /
      Nancy L. Frisby, Barbara S. Kowalczyk,
      Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

           ----------------------------------------------------------


                                                FOR        WITHHOLD     ABSTAIN
                                                ALL           ALL

2.  To approve or reject a sub-advisory         / /           / /         / /
    agreement with Putnam Investment
    Management, Inc., under the terms
    described in the Proxy Statement,
    pursuant to which Putnam has
    replaced Lynch & Mayer, Inc. as
    sub-advisor to the Fund.

3.  To approve or reject the engagement        / /           / /         / /
    of Ernst & Young LLP as independent
    auditors for the Fund as explained
    in the proxy statement.

4.  To transact such other business as
    may properly come before the
    meeting.


                                                                          Q&53

PROXY                                                                     PROXY

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                 LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK (THE "COMPANY")


I, the undersigned, hereby direct the Company to cast, as designated below, all the votes attributable to my interest in the Company's group variable annuity contract in which I participate, at the Annual Meeting of the Stockholders of Lincoln National Aggressive Growth Fund, Inc., to be held on August 2, 1999 or any adjournment thereof.

                       VOTE VIA THE INTERNET: http://Lincolnag.proxyvoting.com VOTE BY TELEPHONE: 1-800-597-7836
                       CONTROL NUMBER:  999 9999 9999 999


                                I acknowledge receipt of the Notice of the Annual Meeting of the Stockholders and accompanying Proxy Statement dated June 9, 1999



                                -----------------------------------------------
                                Signature


                                -----------------------------------------------
                                Signature (if held jointly)


                                _____________________________________ , 1999
                                Date
                                                                              N

                    PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this form, the votes indicated below will be cast in the manner directed herein by the undersigned plan participant and in the Company's discretion upon such matters as may properly come before the meeting or any adjournment thereof. IF NO DIRECTION IS MADE, THE VOTES WILL BE CAST FOR THE MATTERS DESCRIBED IN THE ITEMS LISTED BELOW. If this form is not returned, or is returned not properly executed, such votes will be cast by the Company in the same proportions as those for which directions have been received. This proxy confers authority only with respect to the meeting (and any adjournment thereof) to which it pertains. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY INSTRUCTION CARD BY JULY 30, 1999, USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: | If you have any questions, please contact Lincoln Life & Annuity Company of New York at 1-800-893-7168.


                                              FOR     WITHHOLD     FOR ALL
                                              ALL       ALL        EXCEPT
                                                               (As marked below)

1. Election of Directors:
    John B. Borsch, Kelly D. Clevenger,      / /       / /          / /
    Nancy L. Frisby, Barbara S. Kowalczyk,
    Kenneth G. Stella

To withhold authority to vote for any individual nominee, print that nominee's name on the line below.


         --------------------------------------------------------------

                                              FOR        WITHHOLD    ABSTAIN
                                              ALL           ALL


2.  To approve or reject a sub-advisory       / /           / /         / /
    agreement with Putnam Investment
    Management, Inc., under the terms
    described in the Proxy Statement,
    pursuant to which Putnam has
    replaced Lynch & Mayer, Inc. as
    sub-advisor to the Fund.

3.  To approve or reject the engagement      / /           / /         / /
    of Ernst & Young LLP as independent
    auditors for the Fund as explained
    in the proxy statement.

4.  To transact such other business as
    may properly come before the
    meeting.

                                                                              N